Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Exagen Inc. (the "Company") hereby certifies, to such officer's knowledge, that:
1.                   The accompanying annual report on Form 10-K of the Company for the fiscal year ended December 31, 2021 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
2.                   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Dated: March 22, 2022

/s/ Fortunato Ron Rocca
Fortunato Ron Rocca
President and Chief Executive Officer (Principal Executive Officer)

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Exagen Inc. (the "Company") hereby certifies, to such officer's knowledge, that:
1.                   The accompanying annual report on Form 10-K of the Company for the fiscal year ended December 31, 2021 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
2.                   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Dated: March 22, 2022

/s/ Kamal Adawi
Kamal Adawi
Chief Financial Officer (Principal Financial and Accounting Officer)